PEAR TREE FUNDS

Supplement

to

Prospectus Dated August 1, 2025

PEAR TREE POLARIS SMALL CAP FUND

Ordinary Shares (Ticker Symbol: USBNX)

Institutional Shares (Ticker Symbol: QBNAX)

R6 Shares: (Ticker Symbol: QBNTX)

PEAR TREE QUALITY FUND

Ordinary Shares (Ticker Symbol: USBOX)

Institutional Shares (Ticker Symbol: QGIAX)

R6 Shares: (Ticker Symbol: QGIRX)

PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND

Ordinary Shares (Ticker Symbol: EEOFX)

Institutional Shares (Ticker Symbol: GEOSX)

R6 Shares: (GEORX)

PEAR TREE POLARIS FOREIGN VALUE FUND

Ordinary Shares (Ticker Symbol: QFVOX)

Institutional Shares (Ticker Symbol: QFVIX)

R6 Shares: (QFVRX)

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Ordinary Shares (Ticker Symbol: QUSOX)

Institutional Shares (Ticker Symbol: QUSIX)

R6 Shares: (QUSRX)

December 1, 2025

This supplements the current Prospectus of Pear Tree Funds, as may be supplemented from time to time (the “Prospectus”), and current Statement of Additional Information of Pear Tree Funds, as may be supplemented from time to time (the “Statement of Additional Information”).

The Trustees of Prear Tree Funds (the “Trustees”) have approved a reverse stock split of the issued and outstanding shares of Class R6 shares (the “Reverse Stock Split”) of each of the following Pear Tree Funds: Pear Tree Polaris Small Cap Fund; Pear Tree Quality Fund; Pear Tree Essex Environmental Opportunities Fund; Pear Tree Polaris Foreign Value Fund; and Pear Tree Polaris Foreign Value Small Cap Fund (each, a “Fund”). It is currently anticipated that the Reverse Stock Split will occur after the close of business on or about December 5, 2025. For each Fund, ratio of current Class R6 shares to post-Reverse Stock Split Class R6 shares is as follows:

Name of the Fund	Reverse Stock Split Ratio
Pear Tree Polaris Small Cap Fund	3.861 : 1
Pear Tree Quality Fund	3.258 : 1
Pear Tree Essex Environmental Opportunities Fund	2.188 : 1
Pear Tree Polaris Foreign Value Fund	2.119 : 1
Pear Tree Polaris Foreign Value Small Cap Fund	1.429 : 1

As a result of the Reverse Stock Split, for each Class R6 share of the Fund a shareholder currently holds, the shareholder will receive a proportional number of shares of Class R6 of the Fund with the same aggregate dollar value. Thus, the total dollar value of a shareholder’s investment in Class R6 shares of the Fund will be unchanged and each shareholder will continue to own the same percentage (by value) of the Fund immediately following the Reverse Stock Split as the shareholder did immediately prior to the Reverse Stock Split. The Reverse Stock Split will not be a taxable event, nor does it have an impact on the Fund’s holdings or performance.

The shares of the Fund impacted by the Reverse Stock Split will be offered, sold and redeemed on a Reverse Stock Split-adjusted basis beginning on the first business day following the Reverse Stock Split. A shareholder’s next account statement after the Reverse Stock Split is completed will also reflect the Reverse Stock Split.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

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The rest of the Prospectus and Statement of Additional Information remains unchanged.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE